CENTENE CORPORATION 2026 GUIDANCE FEBRUARY 2026 Exhibit 99.2

2 All statements, other than statements of current or historical fact, contained in this presentation are forward-looking statements. Without limiting the foregoing, forward-looking statements often use words such as “guidance," "believe," "anticipate," "plan," "expect," "estimate,“ “predict,” "intend," "seek," "target," "goal,“ “potential,” "may," "will," "would," "could," "should," "can," "continue" and other similar words or expressions (and the negative thereof). All guidance and related disclosure in this presentation are forward-looking statements. Centene Corporation and its subsidiaries (Centene, the Company, our or we) intends such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we are including this statement for purposes of complying with these safe-harbor provisions. In particular, these statements include, without limitation, statements about our expected future operating or financial performance, changes in laws and regulations, market opportunity, expectations concerning pricing actions, competition, expected contract start dates and terms, expected activities in connection with completed and future acquisitions and dispositions, our investments and the adequacy of our available cash resources. These forward-looking statements reflect our current views with respect to future events and are based on numerous assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors we believe appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future, including economic, regulatory, competitive and other factors that may cause our or our industry's actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by these forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions. All forward-looking statements included in this presentation are based on information available to us on the date hereof. Except as may be otherwise required by law, we undertake no obligation to update or revise the forward-looking statements included in this presentation, whether as a result of new information, future events or otherwise, after the date hereof. You should not place undue reliance on any forward-looking statements, as actual results may differ materially from projections, estimates, or other forward-looking statements due to a variety of important factors, variables and events including, but not limited to: our ability to design and price products that are competitive and/or actuarially sound; our ability to accurately predict and effectively manage health benefits and other operating expenses and reserves, including fluctuations in medical costs; rate cuts, insufficient rate changes or other payment reductions or delays by government payors affecting our government businesses; the effect of social, economic, and political conditions, geopolitical events and state and federal policies, including the amount and terms of state and federal funding for government-sponsored healthcare programs, including as a result of changes in U.S. presidential administrations or Congress; changes in federal or state laws or regulations, including changes with respect to income tax reform or government healthcare programs as well as changes with respect to the Patient Protection and Affordable Care Act and the Health Care and Education Affordability Reconciliation Act (collectively referred to as the ACA) and any regulations enacted thereunder, including the timing and terms of renewal or modification of the enhanced advance premium tax credits or program integrity initiatives that could have the effect of reducing membership or profitability of our products; unanticipated increased healthcare costs, including due to changes in consumer and provider behaviors, inflation and tariffs; our ability to maintain or achieve improvement in the Centers for Medicare and Medicaid Services (CMS) Star ratings and maintain or achieve improvement in other quality scores in each case that could impact revenue and future growth; competition, including for providers, broker distribution networks, contract reprocurements and organic growth; our ability to adequately anticipate demand and timely provide for operational resources to maintain service level requirements in compliance with the terms of our contracts and state and federal regulations; our ability to comply with the terms of our contracts and state and federal regulations and our ability to effectively oversee our third-party vendors to comply with the terms of their contracts with us and state and federal regulations; our ability to manage our information systems effectively; disruption, unexpected costs, or similar risks from business transactions, including acquisitions, divestitures, and changes in our relationships with third-party vendors; impairments to real estate, investments, goodwill and intangible assets; changes in senior management, loss of one or more key personnel or an inability to attract, hire, integrate and retain skilled personnel; membership and revenue declines or unexpected trends; changes in healthcare practices, new technologies, and advances in medicine; our ability to effectively and ethically use artificial intelligence and machine learning in compliance with applicable laws; changes in macroeconomic conditions, including inflation, interest rates and volatility in the financial markets; negative public perception of the Company and the managed care industry; uncertainty concerning government shutdowns, debt ceilings or funding; tax matters; disasters, climate-related incidents, acts of war or aggression or major epidemics; changes in expected contract start dates and terms; changes in provider, broker, vendor, state federal and other contracts and delays in the timing of regulatory approval of contracts, including due to protests and our ability to timely comply with any such changes to our contractual requirements or manage any unexpected delays in regulatory approval of contracts; the expiration, suspension, or termination of our contracts with federal or state governments (including, but not limited to, Medicaid, Medicare or other customers); the difficulty of predicting the timing or outcome of legal or regulatory audits, investigations, proceedings or matters including, but not limited to, our ability to resolve claims and/or allegations on acceptable terms, or at all, or whether additional claims, reviews or investigations will be brought; challenges to our contract awards; cyber-attacks or other data security incidents or our failure to comply with applicable privacy, data or security laws and regulations; the exertion of management's time and our resources, and other expenses incurred and business changes required in connection with complying with the terms of our contracts and the undertakings in connection with any regulatory, governmental, or third-party consents or approvals for acquisitions or dispositions; any changes in expected closing dates, estimated purchase price, or accretion for acquisitions or dispositions; losses in our investment portfolio; restrictions and limitations in connection with our indebtedness; a downgrade of our corporate family rating, issuer rating or credit rating of our indebtedness; the availability of debt and equity financing on terms that are favorable to us and risks and uncertainties discussed in the reports that Centene has filed with the Securities and Exchange Commission (SEC). This list of important factors is not intended to be exhaustive. We discuss certain of these matters more fully, as well as certain other factors that may affect our business operations, financial condition and results of operations, in our filings with the SEC, including our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Due to these important factors and risks, we cannot give assurances with respect to our future performance, including without limitation our ability to maintain adequate premium levels or our ability to control our future medical and selling, general and administrative costs. The guidance in this presentation is only effective as of the date given and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Included in this presentation are certain non-GAAP financial measures. Please see the Appendix for reconciliations to the most directly comparable GAAP measures. Forward-Looking Statements

3 $7.5 $0 2026 Premium & Service Revenue Guidance ($ IN BILLIONS) Medicaid $88 $34.5 $45 $4.5 M e d ic a id C o m m e rc ia l M e d ic a re O th e r Marketplace Medicare Advantage $174.6 $172.0 2026 Estimated Segment Premium & Service Revenue1 1 2026 Estimated Premium & Service Revenues are reflected at the guidance mid-point. 2026 Guidance Mid-point 2025 Actual Medicare PDP ($8.1) ($2.0)

4 2026 HBR Guidance 88.3% - 88.5% 2025 Actual Commercial Medicaid Medicare 2026 Guidance Mid-point ~0 bps ~(95) bps 91.9% ~+35 bps 91.3% Segment impact on consolidated HBR at the mid-point 1 Represents an increase in Medicare Prescription Drug Plans (PDP) HBR net of Medicare Advantage improvement. 1

5 2026 Guidance Low High Total Revenues (in billions) $186.5 $190.5 Premium & Service Revenues (in billions) $170.0 $174.0 GAAP Diluted Earnings Per Share (EPS) > $1.98 Adjusted Diluted EPS1 > $3.00 HBR 90.9% 91.7% SG&A Expense Ratio 7.1% 7.7% Adjusted SG&A Expense Ratio1 7.1% 7.7% Effective Tax Rate 27.0% 28.0% Adj. Effective Tax Rate1 26.0% 27.0% Diluted Shares Outstanding (in millions) 495.6 498.6 1 Adjusted Diluted EPS, Adjusted SG&A Expense Ratio and Adjusted Effective Tax Rate are non-GAAP financial measures. Please see the Appendix for further information on these forward-looking non-GAAP financial measures, including a full reconciliation for Adjusted Diluted EPS to the most directly comparable GAAP measure, GAAP Diluted EPS.

6 2 3 Investment and other income of ~$1.4 billion; 5 4 Additional 2026 Assumptions Cost of services expense ratio of 91.4% to 92.0% Capital expenditures of ~$800 million; Depreciation expense of $580 million to $600 million 1 Continued emphasis on debt reduction Interest expense of $620 million to $650 million Medicaid net rate increase impact in the mid-4%s

7 2026 Guidance GAAP diluted EPS attributable to Centene > $1.98 Amortization of acquired intangible assets ~$1.34 Acquisition and divestiture related expenses ~$⸺ Other adjustments1 ~$0.01 Income tax effects of adjustments2 ~($0.33) Adjusted diluted EPS > $3.00 1 Other adjustments include the following pre-tax items: loss on debt extinguishment of $0.01 per share ($0.01 after-tax). 2 The income tax effects of adjustments are based on the effective income tax rates applicable to each adjustment. RECONCILIATION OF GAAP DILUTED EPS TO ADJUSTED DILUTED EPS Reconciliation of Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures. Management believes that non-GAAP financial measures provide information that is useful to investors in understanding period-over-period operating results and enhance the ability of investors to analyze Centene’s business trends and performance. The non-GAAP financial measures should not be considered in isolation, or as a substitute for the most directly comparable GAAP financial measure and may not be comparable to similar measures used by other companies. The Company strongly encourages investors to review its consolidated financial statements and publicly filed reports in their entirety. Non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. The Company references Adjusted SG&A Expense Ratio guidance, which excludes acquisition and divestiture related expenses and other items. The 2026 Adjusted SG&A Expense Ratio excludes estimated acquisition and divestiture related costs of approximately $300 thousand. The Company also references Adjusted Effective Tax Rate guidance, which excludes amortization of acquired intangible assets. The 2026 Adjusted Effective Tax Rate excludes income tax effects of adjustments of approximately $161 million to $164 million. A reconciliation of Adjusted Diluted EPS to the most directly comparable GAAP financial measure is included for reference.